EXHIBIT 10.1


                                                         Ulticom, Inc.
                                                         ID: 222050748
                                                         1020 Briggs Road
                                                         Mount Laurel, NJ  08054

Notice of Grant of Stock Options
and Option Agreement

________________________________________________________________________________

[NAME]                                                 Option Number: [XXXXXXXX]
[ADDRESS]                                              Plan: [XXXX]
[ADDRESS]                                              ID: [XXXXXXX]

________________________________________________________________________________

Effective [DATE], you have been granted a Stock Option to buy [NUMBER OF SHARES] shares of Ulticom, Inc. (the "Company") stock at $[PRICE] per share.

The total option price of the shares granted is $[TOTAL PRICE].

Shares will become fully vested on the dates shown.

25% on [the last day of the first fiscal quarter]
25% on [the last day of the second fiscal quarter]
25% on [the last day of the third fiscal quarter]
25% on [the last day of the fourth fiscal quarter]
________________________________________________________________________________

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan, as amended, and the Option Agreement, all of which are attached and made part of this document.

________________________________________________________________________________


_______________________________                          _______________________
Ulticom, Inc.                                            Date


_______________________________                          _______________________
[Optionee]                                               Date

                                  ULTICOM, INC.

                      Stock Option Agreement for Directors
            Pursuant to the [XXXX] Stock Incentive Compensation Plan

         This STOCK OPTION AGREEMENT governs the terms and conditions of the stock option (the "Option") specified in the Notice of Grant of Stock Options and Option Agreement delivered herewith (the "Notice of Grant") entitling the person to whom the Notice of Grant is addressed (the "Grantee") to purchase from Ulticom, Inc. (the "Corporation") the number of shares (the "Shares") of the Corporation's Common Stock, par value $.00 per share (the "Common Stock") indicated in the Notice of Grant, subject to adjustment.

         1. The Option. The Option is granted pursuant to the Corporation's Stock Option or Compensation Plan indicated in the Notice of Grant (the "Plan") and is effective from and after the effective date specified in the Notice of Grant (the "Date of Grant"). The Grantee, by executing the Notice of Grant and accepting the Option, acknowledges that the Option is in all respects subject to and governed by the terms of this Agreement and of the Plan. The Grantee acknowledges receipt of the Plan and that the provisions of the Plan are incorporated herein by reference in their entirety.

         2. The Option Price. The purchase price of the Shares issuable upon exercise of the Option is the price specified in the Notice of Grant, subject to adjustment as provided in the Plan (the "Option Price"), which price is agreed to be not less than the fair market value of the Shares as of the Date of Grant.

         3. Exercise of Option.

               (a) The exercise of the Option and the acquisition, holding and disposition of the Shares shall be subject to the terms and provisions of the Plan and this Agreement. Neither the Grantee nor the Grantee's legal representatives, legatees or distributees shall be or be deemed to be the holder of any of the Shares unless and until the Option shall have been duly exercised and certificates representing such Shares shall have been issued. Upon payment of the Option Price in accordance with the terms hereof, the Shares shall be fully paid and nonassessable.

               (b) Except as otherwise expressly provided under in this Agreement or in the Plan, the Option shall become exercisable in the following intervals (the "Exercising Dates"): (i) one-quarter of the total number of Shares shall become exercisable __________; (ii) the second-quarter of the total number of Shares shall become exercisable __________; (iii) the third-quarter of the total number of Shares shall become exercisable __________; (iv) the fourth-quarter of the total number of Shares shall become exercisable __________, provided that the Grantee shall remain in the service of the Corporation or any parent or subsidiary of the Corporation at the time of the respective Exercising Date. Following the occurrence of such Exercising Date, the Option shall remain exercisable as to the Shares for which it becomes exercisable at that date until it is exercised in full or terminates. In no event shall the Option be exercisable after the expiration of ten years from the Date of Grant. Upon termination of the Grantee's service for any reason, the Option shall cease to vest and shall thereafter be exercisable, within the applicable limits referred to in Section 5 (generally for one (1) year after termination), only for the number of Shares that had become vested as of the date of such termination.

               (c) The person at the time entitled to exercise the Option (the "Option Holder") may exercise the Option by delivering to the Corporation not more than thirty calendar days prior to the date upon which all or any portion of the Option is to be exercised, written notice (the "Notice") of his election to exercise all or a part of the Option, which Notice shall specify the date for the exercise of the Option and the number of Shares in respect of which the Option is to be exercised. The date specified in the Notice shall be a business day of the Corporation. In the event that, at the time an Option Holder desires to exercise an Option, the Corporation shall have in effect an arrangement with a financial institution (the "Designated Broker") providing facilities for the exercise of Options and the payment of the Option Price, the Option Holder may cause the Option to be exercised on his behalf by the Designated Broker upon such terms and subject to such conditions as shall exist as part of such arrangement.

               (d) Upon the exercise of the Option in accordance with the immediately preceding paragraph, the Option Price of the Shares in respect of which the Option is exercised shall be paid in full by or for the account of the Option Holder, in immediately available United States dollars; no other form of payment will be accepted.

               (e) Unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), permitting the sale and delivery of the Shares upon exercise of the Option shall be in effect at the date of such exercise, the Shares shall be issued only in reliance on the Option Holder's representations made hereby and effective the date of such issuance that such Shares are being acquired for investment and not with a present view to distribution; that the Option Holder understands that the Shares have not been registered under the Securities Act and cannot be sold, transferred, pledged or hypothecated unless a registration statement under the Securities Act is in effect with respect thereto or the Corporation has received an opinion of counsel, satisfactory to it, to the effect that such registration is not required; that the Option Holder has such knowledge and experience in financial and business matters as is necessary to evaluate the risks of the investment represented by the purchase of the Shares and is able to bear the economic risk of such investment; that the Option Holder is purchasing the Shares based on an independent evaluation of the long-term prospects of the Corporation; and that the Option Holder has been furnished with such financial and other information relating to the Corporation as the Option Holder has requested. The Corporation may require, as a condition of the issuance of any Shares upon the exercise of the Option, that the person exercising the Option execute and deliver to the Corporation such certificates, agreements or other instruments as in the judgment of the Corporation may be necessary or otherwise appropriate to assure that the Shares are issued in accordance with the Securities Act and all other applicable laws and regulations and that the certificates representing the Shares issued upon such exercise bear any restrictive legend required for such purpose. If, and to the extent that, in the judgment of the Corporation the exercise of the Option may, under applicable laws or regulations in effect at the time of exercise, subject the Corporation to any obligation to withhold amounts for federal, state or local taxes, the exercise of the Option and the issuance of any Shares thereunder shall be subject to such conditions, including the payment of funds to the Corporation or the offset of amounts otherwise payable by the Corporation, as the Corporation may determine to be necessary or otherwise appropriate to satisfy such obligation.

         4. Adjustment of Option. The number of Shares issuable upon exercise of the Option, or the amount and kind of other securities issuable in addition thereto or in lieu thereof upon the occurrence of the events specified in the Plan, shall be determined and subject to adjustment, as the case may be, in accordance with the procedures specified therein. Any such adjustment shall be settled made to the nearest whole share, no fractional shares shall be issued as a result of any adjustment pursuant to this Section.

         5. Transfer of Option; Termination of Employment or Service. Neither the Option nor any interest therein shall be assignable or transferable except as expressly permitted by, and in accordance with the applicable terms and conditions of the Plan. If the employment or service of the Grantee is terminated for any reason or if the Grantee shall retire or die while in the employ or service of the Corporation or any of its subsidiaries, or during the period in which the Option may be exercised after the termination of the Grantee's employment or service, subject to the applicable terms and conditions of this Agreement, the Option may be exercised within the time limits set forth in the Plan by the person or persons specified therein as to the number of Shares vested as of the date of termination in accordance with subsection 3(b).

         6. Miscellaneous.

               (a) As a condition of the grant of the Option, the Grantee hereby agrees, for himself and his personal representatives, successors and assigns, that any dispute which may arise under or as a result of the application of the terms and conditions of this Agreement or the Plan shall be determined by the Board of Directors of the Corporation or any Committee thereof to whom the administration of the Plan is delegated thereunder, which determination shall be final, binding and conclusive.

               (b) The existence of the Option shall not be deemed to constitute or confer upon the Option Holder any rights as a shareholder of the Corporation prior to its exercise, and shall not be deemed to affect in any way the right or power of the Corporation or its shareholders to make or authorize to be made (i) any adjustments, recapitalizations, reorganizations or other changes in the capital structure or business of the Corporation, (ii) any merger or consolidation of the Corporation with or into any other corporation or entity,
(iii) any issue of bonds, debentures or capital stock entitling the holders thereof to rights, preferences or privileges superior to the holders of shares of Common Stock in respect of such shares, (iv) the dissolution or liquidation of the Corporation, or the sale or transfer of all or any part of its assets or business or (v) any other corporate act or proceeding, whether of a similar character or otherwise.

               (c) In the event that the Option Holder shall at any time sell any of the Shares, he shall give written notice of such sale to the Corporation not later than ten days after the date thereof, which notice shall state the number of Shares sold and the amount received upon such sale.

               (d) This Agreement shall be binding upon and shall inure to the benefit of any successor or assign of the Corporation and, to the extent provided herein and in the Plan, shall be binding upon and inure to the benefit of the Grantee's legal representatives, successors and assigns.

               (e) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely in such State.

               (f) This Agreement, together with the Notice of Grant and the Plan, constitutes the entire agreement and understanding between the Corporation and the Grantee relative to the subject matter hereof and may be amended, modified or superseded, except as otherwise expressly provided in the Plan, only by a written instrument duly executed by the party or parties sought to be bound thereby.